TRADE AND OTHER RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2025
Trade and other current receivables [abstract]
Disclosure of trade and other receivables
	December 31
	2025	2024
	USD thousands

Trade receivables:
Trade receivables	205,092	236,462
Allowance for expected credit losses	(8,991)	(18,502)

Trade receivables, net	196,101	217,960

Other receivables:
Prepaid expenses	3,882	2,936
Institutions	463	773
Pledged deposits	449	525
Other	1,322	345

	6,116	4,579